UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 30, 2005

GLOBAL INNOVATIVE SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-30299

(Commission File Number)

98-0217653

(IRS Employer Identification No.)

1703, Top Glory Tower, 262 Gloucester Road, Causeway Bay, Hong Kong

(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (852) 2546-1808

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

On March 30, 2005, we engaged Deloitte & Touche LLP, independent registered chartered accountants, as our principal independent accountant with the approval of our company’s board of directors. Accordingly, we dismissed Morgan & Company, chartered accountants, on March 30, 2005. The decision to change our principal independent accountant was based on the decision of our company’s new directors who were appointed to our board of directors on January 13, 2005.

Morgan & Company’s report dated December 7, 2004 on our balance sheet as of September 30, 2004, and the related statements of operations, stockholders’ equity (deficiency), and cash flows for the year ended September 30, 2004 did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles, except that Morgan & Company expressed in their report substantial doubt about our ability to continue as a going concern.

D/CZM/697268.1

In addition, the report dated December 4, 2003 of Robinson, Hill & Co., certified public accountants, on our balance sheet as of September 30, 2003, and the related statements of operations, stockholders’ equity (deficiency), and cash flows for the year ended September 30, 2003 did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles, except that Robinson, Hill & Co. expressed in their report substantial doubt about our ability to continue as a going concern.

In connection with the audit of our financial statements, and in the subsequent interim period, there were no disagreements with Morgan & Company on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Morgan & Company would have caused Morgan & Company to make reference to the matter in their report. Our company provided Morgan & Company with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission, and requested that they furnish our company with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which they do not agree. A copy of the letter provided from Morgan & Company, dated March 31, 2005, is filed as Exhibit 16 to this Form 8-K.

During the years ended September 30, 2004 and 2003 and subsequent to September 30, 2004 through the date hereof, we have not consulted with Deloitte & Touche LLP regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, nor has Deloitte & Touche LLP provided to us a written report or oral advice regarding such principles or audit opinion or any matter that was the subject of a disagreement or reportable events set forth in Item 304(a)(1)(iv) of Regulation S-B with our former principal independent accountant.

Item 9.01	Financial Statements and Exhibits

(c) EXHIBITS

16.1 Letter from Morgan & Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL INNOVATIVE SYSTEMS, INC.

By: /s/ Bondy Tan

Name: Bondy Tan

Title: President and Chief Executive Officer

Dated: April 1, 2005

D/CZM/697268.1